Exhibit 99.2 Third Quarter 2023 Financial Review and Analysis (preliminary, unaudited) October 25, 2023 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations; (ii) the cost and availability of raw materials; (iii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to China, the Russian invasion of Ukraine and the Israel-Hamas war; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; collection of receivables from customers; and our environmental, social and governance practices ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Form 10-K, ﬁled with the Securities and Exchange Commission on February 22, 2023, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or the ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-9 to news release dated October 25, 2023). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation and the reclassiﬁcation of sales between segments, and, where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year, and currency adjustment for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; and other non-operating expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted free cash ﬂow (adjusted FCF) refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Adjusted free cash ﬂow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that adjusted free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 3

Q3 adj. EPS in line with expectations, continuing to increase sequentially; expect further improvement in Q4 Label Materials volume continues to improve ● Impact of inventory destocking continues to moderate ● Demand increased in emerging regions; remained soft in developed regions ● Margins improved sequentially and remain strong Apparel Solutions volume improved sequentially ● Following mixed back-to-school season, retailer and brand sentiment remains muted Adoption of Intelligent Labels continues to accelerate ● Non-apparel categories, particularly Logistics and Food, up ~75% compared to prior year ● Expect low-to-mid teens growth in 2023, on slower apparel recovery ● Expect 20%+ growth in the coming years as new categories adopt and apparel rebounds Expect Q4 adj. EPS to improve sequentially; guidance range of $2.10 to $2.25 October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 4

Third quarter 2023 review Reported EPS of $1.71 Adj. EPS (non-GAAP) of $2.10, up 9% sequentially Net sales of $2.1 bil. ● Sales change ex. currency (non-GAAP) down 10% ● Organic sales change (non-GAAP) down 11% Reported operating income of $207 mil. ● Adj. EBITDA (non-GAAP) of $328 mil., up 7% sequentially QTD adj. free cash ﬂow (non-GAAP) of $310 mil., up $170 mil. Maintaining strong balance sheet; deploying capital in disciplined manner October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 5

U.S. Consumer Sentiment U.S. Business Sentiment (Mfg. PMI) Avg. AVY Label Volume (NA + Europe) Source: University of Michigan Source: Institute for Supply Management ● Economic indicators conﬂicting Apparel Imports (US + Europe) U.S. Apparel Inventory to Sales Ratio ● Business and consumer sentiment remains relatively low ● Label volume continues to improve as destocking wanes 2010-2019 Avg. ● Apparel imports below demand levels for 4 consecutive quarters ● U.S. apparel inventory level below pre-pandemic average Source: Otexa and Eurostat Source: U.S. Census Bureau October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 6

Intelligent Labels Organic Sales Change % vs. PY $0.8B ~20% Org. Sales CAGR $0.25B ● Q3 2023 organic sales up ~10% ○ Non-apparel categories, particularly Logistics and Food, up ~75% compared to prior year ○ Apparel down; retailer and brand sentiment remains muted ● Anticipate ~40% growth in Q4 ● Expect 20%+ growth in coming years as new categories adopt and apparel rebounds October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 7

Quarterly sales trend analysis 3Q22 4Q22 1Q23 2Q23 3Q23 Reported Sales Change 12% (7%) (12%) (11%) (9%) (1) Organic Sales Change 16% (1%) (9%) (10%) (11%) Acquisitions/Divestitures 4% 0% 0% 1% 1% (1),(2) Sales Change Ex. Currency 19% (1%) (9%) (10%) (10%) Currency Translation (7%) (6%) (3%) (1%) 1% (2) Reported Sales Change 12% (7%) (12%) (11%) (9%) (1) Non-GAAP (2) Totals may not sum due to rounding October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 8

Quarterly sales trend analysis (cont.) Organic Sales Change 3Q22 4Q22 1Q23 2Q23 3Q23 Materials Group 19% 2% (9%) (12%) (16%) Solutions Group 7% (8%) (9%) (7%) 1% Total Company 16% (1%) (9%) (10%) (11%) Total Company 19% (1%) (9%) (10%) (10%) Sales Change Ex. Currency October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 9

Sales change and operating margin comparison Q3 Sales Change Reported Ex. Currency Organic Materials Group (14%) (16%) (16%) Solutions Group 3% 5% 1% Total Company (9%) (10%) (11%) Reported Adj. EBITDA Margin Operating Margin (non-GAAP) 3Q23 3Q22 3Q23 3Q22 Materials Group 12.1% 13.9% 16.4% 15.5% Solutions Group 7.9% 12.2% 16.4% 18.9% Total Company 9.9% 12.6% 15.6% 15.6% October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 10

Third Quarter 2023 Results AVY ‘22 Sales by Segment Materials Group Materials Group 72% Reported sales decreased 14% to $1.5 bil. Solutions Group Sales down 16% ex. currency and organically ● Label Materials down high-teens on organic basis ○ Lower volume driven primarily by inventory destocking ○ Volume up sequentially as the impact of inventory Materials Group destocking continues to moderate 2022 Sales by Product ● Graphics and Reﬂectives down low-single digits organically High-Value Label Materials ● Performance Tapes and Medical up low-single digits Categories Graphics & Reﬂectives organically 35% Performance Tapes & Medical Reported operating margin of 12.1% Other ● Strong adj. EBITDA margin of 16.4%, up 70 bps sequentially Materials Group ● Adj. EBITDA margin increased 90 bps compared to prior year 2022 Sales by Geography as productivity and temporary cost-saving actions more than U.S. & Canada offset lower volume/mix Emerging Western Europe Markets E. Europe & MENA 36% Asia Paciﬁc Latin America October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 11 11 End Market Product Category

Third Quarter 2023 Results AVY ‘22 Sales by Segment Solutions Group Materials Group 28% Reported sales increased 3% to $642 mil. Solutions Group Sales up 5% ex. currency and 1% organically ● Apparel Solutions volume up sequentially; retailer and brand sentiment remains muted ● High-value categories up high-single digits organically Solutions Group ● Base solutions down mid-to-high single digits organically 2022 Sales by Product Base Solutions Reported operating margin of 7.9% High-Value Categories Intelligent Labels ● Adj. EBITDA margin of 16.4%, up 60 bps sequentially; expect 53% Vestcom further improvement in Q4 Ext. Embellishments ● Adj. EBITDA margin decreased 250 bps compared to prior year, driven by volume, higher employee-related costs and growth investments, partially offset by productivity and Solutions Group temporary cost-saving actions 2022 Sales by Geography U.S. & Canada Announced agreement to acquire Silver Crystal Group, expanding Europe our external embellishments portfolio; ~$30 mil. in annual sales. Asia Paciﬁc Latin America October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 12 12 Est. End Market Product Category

EPS Guidance Q4 2023 Reported EPS $2.05 - $2.20 Add Back: Est. restructuring costs and other items ~$0.05 Adjusted EPS $2.10 - $2.25 ● Expect Q4 2023 adj. EPS to increase sequentially ○ Volume to again improve sequentially in Label Materials and Intelligent Labels ○ Anticipate organic sales growth compared to prior year Additional full-year considerations ● Incremental savings of ~$65 mil. from restructuring actions, net ● Fixed and IT capital spend of ~$300 mil. (previously ~$325 mil.) ● Currency translation headwind to FY operating income of ~$18 mil. at recent rates (previously ~$15 mil.) ● Tax rate in mid-20% range October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 13

October 25, 2023 Preliminary & unaudited, Q3 2023 ﬁnancial review and analysis 14 © 2023 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of ® their respective owners. Fortune 500 is a trademark of Time, Inc. Branding and other information on any samples depicted is ﬁctitious. Any resemblance to actual names is purely coincidental.